RockTenn

Executing Our Strategy, Delivering Exceptional Value



RockTenn
Coated White Top Liner

Fiscal 2013 2nd Quarter Earnings Conference Call Presentation
April 24, 2013

Cautionary Statement Regarding Forward-Looking Information

Statements in this presentation that do not relate strictly to historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including the slides entitled “Synergies and Performance Improvements On Track at > $375 million at 3/31/13,” “Key Inputs,” and “Key Financial Statistics – FY2013 Outlook” that give guidance for future periods. Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and use words in this presentation such as will, estimate, trending, or refer to future time periods. You should not place undue reliance on any forward-looking statements as such statements involve risks, uncertainties, assumptions and other factors that could cause actual results to differ materially, including the following: our belief that the Corrugated industry fundamentals are improving, our ability to integrate Smurfit-Stone or to achieve benefits from the Smurfit-Stone Acquisition, including, without limitation, synergies, performance improvements and successful implementation of capital projects; expected price realization; expected levels of depreciation and amortization, corporate expenses, interest expense, income tax rates, federal NOLs, Black Liquor and AMT tax credits, pension expense and contributions, capital expenditures, commodity costs, maintenance outages, containerboard inventory builds; the level of demand for our products; economic downtime; our ability to successfully identify and make performance improvements; anticipated returns on our capital investments; possible increases in energy, raw materials, shipping and capital equipment costs; any reduction in the supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; adverse changes in general market and industry conditions and other risks, uncertainties and factors discussed in Item 1A "Risk Factors" and under the caption "Business — Forward-Looking Information" in our 2012 Annual Report on Form 10-K and by similar disclosures in any of our subsequent SEC filings. The information contained herein speaks as of the date hereof and we do not have or undertake any obligation to update such information as future events unfold.

Disclaimer and Use of Non-GAAP Financial Measures and Reconciliations

We may from time to time be in possession of certain information regarding RockTenn that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell RockTenn securities. This presentation also may not include all of the information regarding RockTenn that you may need to make an investment decision regarding RockTenn securities. Any such investment decision should be made on the basis of the total mix of information regarding RockTenn that is publicly available as of the date of such decision.

We have included financial measures that are not prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The non-GAAP financial measures presented are not intended to be a substitute for GAAP financial measures, and any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP and the reconciliations of non-GAAP financial measures to GAAP financial measures included in the Appendix to this presentation.

RockTenn 2Q FY2013 – Summary

- Adjusted earnings per share up 15% over 2Q FY2012 to $1.12[1]
- EPS of $4.45 with reversal of previously established tax reserves of $254 million relating to alternative fuel mixture tax credits (AFMC) acquired in the Smurfit-Stone Acquisition
- Results in Corrugated Packaging Segment exceeded expectations with segment income up $32 million[2] and EBITDA margin[3] up 160 bps over the prior year quarter
- Strong performance in Corrugated on improving operations and sales and pricing execution
- $122 million of cash flow available for dividends, pension contributions in excess of expense and net debt reduction[3]

(1) On a GAAP basis, EPS was $4.45 in 2Q FY2013 and $0.44 in 2Q FY2012. See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix
(2) Excludes $6.7 million of operating losses at the Matane mill in 2Q FY2012
(3) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix

2Q FY2013 vs. 2Q FY2012 Adjusted EPS Bridge(1)


$1.40
$0.90
$0.40
-$0.10
$0.97
$0.29
($0.18)
($0.01)
$0.05
$1.12
2Q FY2012
Corrugated Packaging
Consumer Packaging
Recycling
Taxes & Other
2Q FY2013

- Corrugated Packaging Segment Income higher by $32 million year over year
  - Revenues higher on domestic containerboard and box price increases; realized price increase of $53 / ton
  - Export containerboard market prices improving
  - Domestic Corrugated Box shipments exceeding reported industry statistics; up 4.8% vs. prior year on an equivalent per day FBA basis
  - EBITDA margin(2) improved 160 basis points vs. prior year quarter
  - Continued high mill operating rates and low containerboard inventories
- Consumer Packaging Segment Income down $21 million year over year, which was in line with expectations
  - Major maintenance outage at Demopolis bleached board mill
  - Lower selling prices for paperboard and folding cartons
  - Higher corrugated input costs in Merchandising Displays

(1) On a GAAP basis, EPS was $4.45 in 2Q FY2013 and $0.44 in 2Q FY2012. See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix
(2) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix

Corrugated Packaging 2Q FY2013 vs. 2Q FY2012 Segment Performance

	2Q FY2013	2Q FY2012
Net Sales ($ in millions)	$ 1,608.4	$ 1,505.9
Segment Income ($ in millions)(1)	$ 107.7	$ 75.4
Segment EBITDA Margins(2)	13.4%	11.8%
Outages and Downtime (thous. tons)	101	203
Containerboard Shipment (thous. tons)	1,721.1	1,695.9
Pulp and SBL Shipments (thous. tons)	93.0	90.0
Corrugated Shipments (BSF)	18.9	19.1

(1) Excludes $6.7 million of operating losses at the Matane mill in 2Q FY2012
(2) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix

- Improvement in both domestic and export market pricing
  - Incremental price realization of $53 per ton by end of 2Q FY2013 since Fall 2012 published price increase announcement
- Maintenance outage downtime of 100,500 tons
  - No containerboard economic downtime; 500 tons of bleached white foodboard downtime
- $17 million impact from higher input costs as compared to prior year
  - Net impact of higher wood costs and lower recycled fiber costs was ($7) million unfavorable
  - Other unfavorable: Chemicals: ($9) million; Energy: ($1) million
- $12 million higher deferred outage expense in 2Q FY2013 vs. prior year

2Q FY2013 vs. 2Q FY2012 Corrugated Packaging EBITDA Bridge[(1)]



$300
$250
$200
$150
$100
$50
$-
($ in millions)
$177
$92
$3
($17)
($12)
($27)
$216
2Q FY2012
Price/Mix
Volume
Input Costs
Deferred Outage Expense
Other
2Q FY2013

(1) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix

Consumer Packaging 2Q FY2013 vs. 2Q FY2012 Segment Performance

	2Q FY2013	2Q FY2012
Net Sales ($ in millions)	$ 626.5	$ 647.6
Segment Income ($ in millions)	$ 63.1	$ 84.4
Segment EBITDA Margins[1]	14.0%	16.8%
Recycled Paperboard Shipments (thous. tons)	241.1	236.8
SBS Shipments (thous. tons)	79.0	87.4
Market Pulp Shipments (thous. tons)	18.9	25.1
Converting Shipments (BSF)	5.2	5.2

(1) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix

- Scheduled major maintenance outage at Demopolis; cost of $8.9 million or $0.08 per share in the current quarter
  - No economic downtime in 2Q FY2013 in the coated mill system and none expected during remainder of FY2013
- Lower pricing in paperboard and folding cartons
- $2 million impact from higher input costs as compared to prior year
  - Favorable: Recycled Fiber: $3 million
  - Unfavorable: Wood: ($3), Energy: ($2) million

Note: Converting shipments exclude Merchandising Display shipments

2Q FY2013 vs. 2Q FY2012 Consumer Packaging EBITDA Bridge[1]


$120
$100
$80
$60
$40
$20
$-
($ in millions)
$109
($7)
($6)
($2)
($6)
$88
2Q FY2012
Price/Mix
Volume
Input Costs
Other
2Q FY2013

(1) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix

Recycling 2Q FY2013 vs. 2Q FY2012 Segment Performance

	2Q FY2013	2Q FY2012
Net Sales ($ in millions)	$ 271.0	$ 296.1
Segment Income ($ in millions)	$ 3.5	$ 4.2
Segment EBITDA Margins[1]	2.5%	2.5%
Recycled Fiber Sales Volume (mils. tons)	1.8	2.0

(1) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix

- Improving operational execution
- Continued administrative cost reduction actions

Synergies and Performance Improvements On Track at > $375 million at 3/31/13

2Q FY2013 Run Rate of Synergies and Performance Improvements > $375 million


Recycling & Merch. Displays $14
Duplicative Corporate Costs $25
Reduced Support Costs $25
Energy Projects $40
Box Plants $61
Procurement $100
Mill & Supply Chain $110

Remaining $175 million of Synergies and Performance Improvements (4Q FY2014)


All Others $64
Mill & Supply Chain $50
Box Plants $61

Key Inputs

	Estimated Annual Quantity	Unit	2Q FY2013 Average Price	Unit	Estimated Annual Cost ($ in millions)
Wood Fiber	19	million tons	$37.96	per ton	$714
Recycled Fiber (1)	4	million tons	$107.78	per ton	$463
Natural Gas (2)	34	bcf	$3.34	per mmbtu	$115
Fuel Oil (mill use) (3)	6	million gallons	$2.37	per gallon	$15
Diesel (freight) (4)	59	million gallons	$4.03	per gallon	$238

Note: Excluding Wood Fiber 2Q FY2013 average prices based off of the following indices:
(1) Recycled Fiber based on RockTenn weighted consumption by regional indices
(2) Natural Gas: NYMEX Henry Hub Futures
(3) Fuel Oil: Platts New York #6 2.2% Cargo
(4) Diesel: EIA U.S. Diesel Fuel Retail Average Price, Industrial Sector

Key Financial Statistics – FY2013 Outlook

($ in millions, unless stated)	FY2013
Depreciation and Amortization (FY2013):	$ 565
Corporate Expenses (3Q FY2013):	$ 27
Interest Expense (3Q FY2013):	$ 27
Book Tax Rate (2H FY2013):	37% - 38%
Federal NOLs (at March 31, 2013 estimated)	$ 317
State NOLs / Credits (at March 31, 2013 estimated)	$ 80
Cellulosic Biofuel/Black Liquor Tax Credits:	$ 146
AMT and Other Federal Credits:	$ 82
Pension Expense (FY2013):	$ 30
Pension Contributions (Cash, FY2013):	$ 192
Capital Expenditures (FY2013):	$425 - $450

($ in millions, unless stated)	FY2012 Actual	1Q FY2013 Actual	2Q FY2013 Actual	3Q FY2013 Forecast	4Q FY2013 Forecast	FY2013 Forecast
Estimated Qualified Pension Contributions:	$ 355	$ 19	$ 36	$ 49	$ 88	$ 192
Corrugated/Demopolis Scheduled Maintenance Total Downtime (thous. tons):	262	27	118	67	-	212
Mill Major Maintenance Outage Amortization Expense:	$ 57	$ 22	$ 21	$ 24	$ 25	$ 92

RockTenn's Strong Financial Position


$ in millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$4
$92
$92
$662
$540
$122
$971
$1,457
$350
$400
$350
$350
FY2013
FY2014
FY2015
FY2016
FY2017
Thereafter
Credit Facilities
2019 Notes
2020 Notes
2022 Notes
2023 Notes
A/R Securitization
Other

3/31/13 Capitalization ($ in millions)	
Cash	$51
Total Debt [(1)]	$3,186
Shareholders' Equity	$3,821
Total Capitalization	**$7,007**

Rating Agency	Corporate Credit Rating
S&P	BBB- Positive
Moody's	Ba1 Stable

Floating / Fixed Debt Mix	54% / 46%
Covenant Liquidity	$1.3 billion
Leverage Ratio	2.65x
LTM Credit Agreement EBITDA[(2)]	$1.22 billion

(1) Excludes unamortized bond discounts of $7.2 million
(2) See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix

Net Debt Bridge: 2Q FY2013[(1)]

($ in millions)

Net Debt Reduction[(1)]	$ 92
Pension Contributions in Excess of Expense	30
Total	$ 122

Free Cash Flow Per Share of $1.67[(2)]



$3,300
$3,250
$3,200
$3,150
$3,100
$3,050
$3,000
($ in millions)
$3,220
$30
$9
($214)
$102
($19)
$3,128
1Q FY2012 Net Debt
Pension Contributions in Excess of Expense
Cash Restructuring
Cash Generated from Operations
Capital Expenditures
Other
2Q FY2013 Net Debt

(1) On a GAAP basis, Total Debt was $3.18 billion and $3.25 billion in 2Q FY2013 and 1Q FY2013, respectively. See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix
(2) Free Cash Flow Per Share Calculation based on diluted shares outstanding for the quarter of 72.9 million shares

Net Debt Bridge: LTM 2Q FY2012 – 2Q FY2013[(1)]

($ in millions)

Net Debt Reduction[(1)]	$ 246
Dividends	60
Pension Contributions in Excess of Expense	240
Acquisitions/Investments	38
Total	$ 584

Free Cash Flow Per Share of $8.04[(2)]



($ in millions)
$4,000
$3,600
$3,200
$2,800
$2,400
$2,000
$3,373
$240
$50
($1,061)
$444
$60
$38
($16)
$3,128
2Q FY2012 Net Debt
Pension Contributions in Excess of Expense
Cash Restructuring
Cash Generated from Operations
Capital Expenditures
Dividends
Acquisitions & Investments
Other
2Q FY2013 Net Debt

(1) On a GAAP basis, Total Debt was $3.18 billion and $3.41 billion in 2Q FY2013 and 2Q FY2012, respectively. See Use of Non-GAAP Financial Measures and Reconciliations in the Appendix
(2) Free Cash Flow Per Share Calculation based on average diluted shares outstanding for the four quarter period of 72.6 million shares

Appendix

Use of Non-GAAP Financial Measures and Reconciliations

Below, we define the non-GAAP financial measures, provide a reconciliation of each non-GAAP financial measure to the most directly comparable financial measure calculated in accordance with GAAP, and discuss the reasons that we believe this information is useful to management and may be useful to investors. These measures may differ from similarly captioned measures of other companies in our industry.

Non-GAAP Measures

Our definitions of Credit Agreement EBITDA and Segment EBITDA may differ from other similarly titled measures at other companies. Credit Agreement EBITDA (as defined) and Adjusted EBITDA (as defined) are not defined in accordance with GAAP and should not be viewed as alternatives to GAAP measures of operating results or liquidity. RockTenn management believes that net income is the most directly comparable GAAP measure to Credit Agreement EBITDA (as defined) and Segment Income is the most directly comparable GAAP measure to Segment EBITDA.

Non-GAAP Measures: Credit Agreement EBITDA and Total Funded Debt (as defined)

"Credit Agreement EBITDA" is calculated in accordance with the definition of "EBITDA" contained in the Company's Credit Agreement. Credit Agreement EBITDA is generally defined as Consolidated Net Income plus: consolidated interest expense; consolidated tax expenses; depreciation and amortization expenses; charges and expenses for financing fees and expenses and write-offs of deferred financing fees and expenses, remaining portions of OID on prepayment of indebtedness, premiums due in respect of prepayment of indebtedness, and commitment fees in respect of financing commitments; various charges and expenses related to, or incurred in connection with, the Smurfit-Stone acquisition; costs and expenses relating to the integration of Smurfit-Stone and the achievement of synergies relating to the Smurfit-Stone acquisition; certain run-rate synergies expected to be achieved due to the Smurfit-Stone acquisition; all non-cash charges; all cash charges and expenses for plant and other facility closures and other cash restructuring charges; labor disruption charges; officer payments associated with any permitted acquisitions; "black liquor" expenses; cash charges and expenses incurred in respect of the Chapter 11 bankruptcy proceeding and plan of reorganization of Smurfit-Stone; and all non-recurring cash expenses taken in respect of any multi-employer and defined benefit pension plan obligations that are related to plant and other facilities closures. For additional information on the calculation see our Credit Agreement, dated as of September 27, 2012, filed as Exhibit 10.1 to our Form 8-K, dated September 27, 2012.

"Total Funded Debt" is calculated in accordance with the definition of "Total Funded Debt" contained in the Company's Credit Agreement. Total Funded Debt is generally defined as aggregate debt obligations reflected in our balance sheet, less the hedge adjustments resulting from terminated and existing fair value interest rate derivatives or swaps, plus additional outstanding letters of credit not already reflected in debt, plus debt guarantees.

Non-GAAP Measures: Credit Agreement EBITDA and Total Funded Debt

Our management uses Credit Agreement EBITDA and Total Funded Debt to evaluate compliance with RockTenn's debt covenants and borrowing capacity available under its Credit Agreement. Management also uses Credit Agreement EBITDA as a measure of our Company's core operating performance. Management believes that investors also use these measures to evaluate the Company's compliance with its debt covenants and available borrowing capacity. Management also believes that investors use Credit Agreement EBITDA as a measure of our Company's core operating performance. Borrowing capacity is dependent upon, in addition to other measures, the "Total Funded Debt/EBITDA ratio" or the "Leverage Ratio," which is defined as Total Funded Debt divided by Credit Agreement EBITDA.

Non-GAAP Measures: Net Debt

We have defined the non-GAAP measure "Net Debt" to include the aggregate debt obligations reflected in our balance sheet, less the hedge adjustments resulting from terminated and existing fair value interest rate derivatives or swaps, the balance of our cash and cash equivalents, restricted cash (which includes the balance sheet line items restricted cash and restricted cash and marketable debt securities) and certain other investments that we consider to be readily available to satisfy such debt obligations.

Our management uses Net Debt, along with other factors, to evaluate our financial condition. We believe that Net Debt is an appropriate supplemental measure of financial condition and may be useful to investors because it provides a more complete understanding of our financial condition before the impact of our decisions regarding the appropriate use of cash and liquid investments.

Non-GAAP Measures: Adjusted Net Income and Adjusted Earnings Per Diluted Share

We also use the non-GAAP measures "adjusted net income" and "adjusted earnings per diluted share". Management believes these non-GAAP financial measures provide our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate the performance of the Company because it excludes restructuring and other costs, net, the alternative fuel mixture credit and cellulosic biofuel producer credit and other specific items that management believes are not indicative of the ongoing operating results of the business. The Company and the board of directors use this information to evaluate the Company's performance relative to other periods.

Non-GAAP Measures: Cash Generated for Net Debt Repayment, Dividends, Acquisitions/Investments and Pension in Excess of Expense

We also have defined the non-GAAP financial measure Cash Generated for Net Debt Repayment, Dividends, Acquisitions/Investments and Pension in Excess of Expense to be the sum of the non-GAAP measure Net Debt Repayment and the following cash flow statement line items: Cash dividends paid to shareholders, Cash paid for the purchase of business, net of cash acquired plus Investment in unconsolidated entity and Pension and other postretirement funding (more) less than expense.

Our management uses Cash Generated for Net Debt Repayment, Dividends, Acquisitions/Investments and Pension in Excess of Expense (*also referred to as "free cash flow"*), along with other factors, to evaluate our performance. We believe that this measure is an appropriate supplemental measure of financial performance and may be useful to investors because it provides a measure of cash generated for the benefit of shareholders. It is not intended to be a substitute for GAAP financial measures and should not be used as such.

Segment EBITDA Margins

2Q FY2013

($ in millions, except percentages)

	Corrugated Packaging	Consumer Packaging	Recycling	Corporate / Other	Consolidated
Segment Sales	$ 1,608.4	$ 626.5	$ 271.0	$ (181.0)	$ 2,324.9
Segment Income	107.7	63.1	3.5		174.3
Depreciation & Amortization	107.9	24.8	3.3	3.2	139.2
EBITDA	215.6	87.9	6.8		
Segment EBITDA Margins	13.4%	14.0%	2.5%		

Segment EBITDA Margins

2Q FY2012

($ in millions, except percentages)

	Corrugated Packaging	Consumer Packaging	Recycling	Corporate / Other	Consolidated
Segment Sales	$ 1,505.9	$ 647.6	$ 296.1	$ (166.7)	$ 2,282.9
Segment Income	68.7	84.4	4.2		157.3
Depreciation & Amortization	101.9	24.3	3.3	3.3	132.7
Plus Matane Mill EBITDA[1]	6.5				6.5
EBITDA	177.1	108.7	7.5		
Segment EBITDA Margins	11.8%	16.8%	2.5%		

(1) For post closure loss

Adjusted EPS Reconciliation

($ in millions, except per share data)

	2Q FY2013	1Q FY2013	2Q FY2012
Net income attributable to Rock-Tenn Company Shareholders	**$ 324.7**	**$ 86.0**	**$ 31.9**
Restructuring and other costs [(1)]	9.8	12.0	25.4
Loss on extinguishment of debt	0.1	0.1	12.3
Alternative fuel mixture credit tax reserve adjustment	(252.9)	-	-
Adjusted net income	**$ 81.7**	**$ 98.1**	**$ 69.6**
Earnings per diluted share	**$ 4.45**	**$ 1.18**	**$ 0.44**
Restructuring and other costs [(1)]	0.14	0.17	0.36
Loss on extinguishment of debt	0.00	-	0.17
Alternative fuel mixture credit tax reserve adjustment	(3.47)	-	-
Adjusted earnings per diluted share	**$ 1.12**	**$ 1.35**	**$ 0.97**

(1) Restructuring and other costs and operating losses and transition costs due to plant closures.

Net Debt Reconciliation

($ in millions)

	March 31, 2013	December 31, 2012	March 31, 2012
Current Portion of Debt	$ 29.7	$ 87.4	$ 260.0
Long-Term Debt Due After One Year	3,149.3	3,163.8	3,148.4
Total Debt	3,179.0	3,251.2	3,408.4
Less: Hedge Adjustments Resulting From Fair Value Interest Rate Derivatives or Swaps	-	(0.1)	(0.3)
	3,179.0	3,251.1	3,408.1
Less: Cash and Cash Equivalents	(51.3)	(31.0)	(34.9)
Net Debt	$ 3,127.7	$ 3,220.1	$ 3,373.2

Credit Agreement EBITDA and Leverage Ratio

($ in millions, except ratio)		12 Months Ended 3/31/2013
Consolidated Net Income	$	555.2
Interest Expense, net		100.4
Income Taxes		(93.0)
Depreciation and Amortization		546.3
Additional Permitted Charges (1)		115.1
Credit Agreement EBITDA	$	1,224.0
Current Portion of Debt	$	29.7
Long-Term Debt due after one year		3,149.3
Total Debt	$	3,179.0
Plus: Letters of Credit, Guarantees and Other Adjustments		64.7
Total Funded Debt	$	3,243.7
Leverage Ratio		2.65x

(1) As specified in our Credit Agreement dated September 27, 2012. Excludes the impact of the reversal of previously established tax reserves of $254 million relating to alternative fuel mixture tax credits (AFMC) acquired in the Smurfit-Stone acquisition in 2Q FY2013

Credit Agreement EBITDA Breakout of Additional Permitted Charges

($ in millions)		12 Months Ended 3/31/2013
Restructuring, Acquisition and Integration Items	$	66.1
Financing Fees and Expenses		6.6
Non-cash share based compensation expense		40.2
Other		2.2
Total of Additional Permitted Charges (1)	$	115.1

(1) As specified in our Credit Agreement dated September 27, 2012. Excludes the impact of the reversal of previously established tax reserves of $254 million relating to alternative fuel mixture tax credits (AFMC) acquired in the Smurfit-Stone acquisition in 2Q FY2013

Credit Agreement EBITDA and Margin

($ in millions, except percentages)	2Q FY2013		1Q FY2013		2Q FY2012	
Consolidated Net Income	$	325.6	$	86.9	$	32.7
Interest Expense, net		24.6		26.5		29.0
Income Taxes		(216.5)		54.8		20.6
Depreciation and Amortization		139.2		138.1		132.6
Additional Permitted Charges (1)		27.2		23.5		60.8
Credit Agreement EBITDA	$	300.1	$	329.8	$	275.7
Total Net Sales	$	2,324.9	$	2,287.1	$	2,282.9
Credit Agreement EBITDA Margin		12.9%		14.4%		12.1%

(1) As specified in our Credit Agreement dated September 27, 2012. Excludes the impact of the reversal of previously established tax reserves of $254 million relating to alternative fuel mixture tax credits (AFMC) acquired in the Smurfit-Stone acquisition in 2Q FY2013

Free Cash Flow

($ in millions)

	2Q FY2013	LTM 2Q FY2013
Net debt repayment [(1)]	$ 92.4	$ 245.5
Cash dividends paid to shareholders	-	60.4
Pension and postretirement funding more than expense	29.7	239.7
Cash paid for the purchase of business, net of cash acquired plus Investment in unconsolidated entity	-	38.1
	$ 122.1	$ 583.7

(1) See Net Debt reconciliation in the Appendix

RockTenn

Executing Our Strategy, Delivering Exceptional Value


RockTenn
Coated White Top Liner